EXHIBIT 99.5







                         STANSBURY HOLDINGS CORPORATION
                            NOTE OFFERING MEMORANDUM

CALIFORNIA INVESTORS:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE CALIFORNIA CORPORATIONS CODE BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE CALIFORNIA CORPORATIONS CODE, IF SUCH REGISTRATION IS REQUIRED.

DELAWARE INVESTORS:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE DELAWARE SECURITIES ACT BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE DELAWARE SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED.

FLORIDA INVESTORS:

         EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE HEREIN HAS THE RIGHT, PURSUANT TO SECTION 517.061(11)(A)5 OF THE FLORIDA STATUTES (THE "FLORIDA SECURITIES INVESTOR PROTECTION ACT"), TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE WITHIN THREE BUSINESS DAYS AFTER THE EXECUTION AND DELIVERY OF THE SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE SECURITIES HAS BEEN MADE, WHICHEVER IS LATER, AND RECEIVE A FULL REFUND OF ALL MONIES PAID. WITHDRAWAL AND REFUND WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER MUST SEND A LETTER OR FAX TO THE COMPANY AT 676 LOUIS DRIVE, WARMINSTER, PENNSYLVANIA 18974, FAX NO.(215) 328-9560, INDICATING HIS INTENTION TO WITHDRAW. SUCH LETTER MUST BE SENT AND POSTMARKED, AND ANY FAX, COURIER OR HAND DELIVERY MUST BE RECEIVED, PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED, UNLESS SAME IS PERSONALLY DELIVERED. IF THE REQUEST IS MADE VERBALLY TO THE COMPANY (IN PERSON OR BY TELEPHONE TO AN OFFICER OR DIRECTOR OF THE COMPANY AT (215) 328-9566, A WRITTEN

CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE
REQUESTED.

MARYLAND INVESTORS:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MARYLAND SECURITIES ACT BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MARYLAND SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED.

MASSACHUSETTS INVESTORS:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MASSACHUSETTS SECURITIES ACT BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MASSACHUSETTS SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED.

MINNESOTA INVESTORS:

         THESE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER CHAPTER 80A OF THE MINNESOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.

NEW JERSEY INVESTORS:

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY, NOR HAS THE BUREAU PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE OFFERING WITHIN DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

OKLAHOMA INVESTORS:

         THESE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE OKLAHOMA SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933 AND/OR THE OKLAHOMA SECURITIES ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

PENNSYLVANIA INVESTORS:

         UNDER THE PROVISIONS OF SECTION 207(M)(2) OF THE PENNSYLVANIA SECURITIES ACT OF 1972, A PENNSYLVANIA RESIDENT WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION BY SECTION 203(D) DIRECTLY FROM AN ISSUER OR AFFILIATE OF AN ISSUER SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER OR ANY OTHER PERSON WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

         EACH PERSON ENTITLED TO EXERCISE THE RIGHT TO WITHDRAW GRANTED BY
SECTION 207(M), AND WHO WISHES TO EXERCISE SUCH RIGHT, MUST WITHIN THE AFOREMENTIONED TWO BUSINESS DAYS CAUSE A WRITTEN NOTICE OR TELEGRAM TO BE SENT TO THE COMPANY AT THE ADDRESS PROVIDED IN THE PLACEMENT OFFERING MEMORANDUM INDICATING HIS INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM MUST BE SENT AND POSTMARKED ON OR PRIOR TO THE AFOREMENTIONED SECOND BUSINESS DAY. IF YOU ARE SENDING A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. SHOULD YOU MAKE THIS REQUEST ORALLY, YOU MUST ASK FOR WRITTEN CONFIRMATION THAT YOUR REQUEST HAS BEEN RECEIVED.

         ALL PENNSYLVANIA INVESTORS WILL BE REQUIRED TO AGREE IN WRITING THAT THEY WILL NOT SELL THESE shares WITHIN TWELVE MONTHS AFTER THE DATE OF PURCHASE OF SUCH shares.

RHODE ISLAND INVESTORS:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933, AS AMENDED, OR THE RHODE ISLAND UNIFORM SECURITIES ACT BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE RHODE ISLAND UNIFORM SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED.

TEXAS INVESTORS:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE TEXAS SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF TEXAS, IF SUCH REGISTRATION IS REQUIRED. THE UNITS OFFERED HEREBY ARE BEING OFFERED AND SOLD IN TEXAS IN RELIANCE UPON THE EXEMPTION UNDER SECTION 109.13 OF THE TEXAS SECURITIES ACT. TEXAS INVESTORS ARE SUBJECT TO THE ADDITIONAL SUITABILITY REQUIREMENT IMPOSED BY THE REGULATIONS OF THE TEXAS SECURITIES BOARD; THE TOTAL COST OF THE PROPOSED INVESTMENT SHALL NOT EXCEED 20% OF THE INVESTOR'S NET WORTH (OR JOINT NET WORTH WITH THE INVESTOR'S SPOUSE) AT THE TIME OF SALE.

VIRGINIA INVESTORS:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE VIRGINIA SECURITIES ACT BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE VIRGINIA SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED.

RESTRICTION ON RESALE

         THESES SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER
         AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD
         EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS
         AMENDED, AND APPLICABLE STATE SECURITIES LAWS.
         INVESTORS ARE REQUIRED TO BEAR THE FINANCIAL RISKS OF

         INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                      NOTE OFFERING TO CERTAIN NOTEHOLDERS
                        OF STANSBURY HOLDINGS CORPORATION

                          $ 485,462.31 in 90-day Notes
                          $1,197,000.00 in 180-day Notes
                          $1,365,248.00 in 5-year Notes

         Stansbury Holdings Corporation (the "Company") is offering $485,462.31 in principal amount of promissory notes with a 90 day term (the "90-day Notes"), $1,197,000.00 in principal amount of promissory notes with a 180-day term (the "180-day Notes"), and $1,365,248.00 in principal amount of promissory notes with a 5 year term (the "5-year Notes") (collectively, the 90-day Notes, 180-day Notes, and 5-year Notes are referred to as the "Notes").

         The Notes are offered in part for the persons who have previously purchased the Company's promissory notes. These prior purchasers of the Company's promissory notes are being offered the right to rescind their purchase and either receive the return of their consideration (as explained in the Company's Recession Offer to the purchasers of those promissory notes) or to elect to continue their investment through this Note Offering. The Notes are also offered to investors who wish to purchase the Notes other than as a continuation of their investments in existing promissory notes of the Company.

         A purchaser of the Notes will receive the Note and four shares of the Company's common stock for each $1 in principal amount of the Note purchased. A summary of the terms of the Notes follows.

90-day Note                             180-day Note                            5-year Note

Note plus 4 shares of                   Note plus 4 shares of                   Note plus 4 shares of
common stock for each $1                common stock for each $1                common stock for each $1
of principal amount of the              of principal amount of the              of principal amount of the
Note                                    Note                                    Note


90 day term                             180 day term                            5 year term

Company may convert to                  Company may convert to                  Original period for
common stock: interest                  common stock: interest                  Company redemption has
converted at amount due,                converted at amount due,                passed.  No conversion
principal converted at                  principal converted at                  feature
125% of the principal                   125% of the principal
amount                                  amount
                                                                                Secured by a first lien on
Unsecured                               Unsecured                               the Company's claim to the
                                                                                Hamilton vermiculite
                                                                                project

         The Company intends to use the proceeds from the sale of the Notes for working capital (see discussion of use of proceeds, below).

         In making an investment in the Notes, the associated common stock to be received in connection with the purchase of the Notes, and the common stock to be received if the principal and interest of the any Notes are converted to common stock (collectively, the "Associated Stock"), purchasers of the Notes and Associated Stock must rely on their own examination of the Notes and Associated Common Stock, and the terms of this Note Offering. Neither the Securities and Exchange Commission nor any state securities commission has passed upon the accuracy or completeness of these offering materials or upon an investment in the debt or equity of the Company. The Notes and Associated Stock are offered pursuant to an exemption from the necessity to register the offering with the Securities and Exchange Commission; however, the Securities and Exchange Commission has not made an independent determination that the offering of the Notes or the Associated Stock is exempt from registration. The Notes and Associated Stock are intended only for persons or entities who or which do not have a need for liquidity with respect to their investment and who or which can afford to lose a portion or all of their invested funds.

         No person has been authorized to give any information or to make any representations other than those contained or specifically provided for in these offering materials, and if given or made, such information or representations must not be relied upon. These offering materials do not constitute an offer to sell or solicitation of an offer to buy any securities other than the Notes and Associated Stock offered hereby, nor an offer of the Notes or Associated Stock to any person in any state or jurisdiction in which, or to any person to whom, such offer would be unlawful. Without limiting any obligation that may arise to provide additional information in the event of material changes involving the Company, neither the delivery of these offering materials nor any sale made hereunder shall under any circumstance create an implication that there has been no change in the affairs of the Company subsequent to the date hereof.

         The Company's most recent proxy statement and report to shareholders, which includes its most recent annual report on Form 10-KSB, and the Company's most recent quarterly report on Form 10-QSB, is included with and is incorporated as part of these offering materials.

         The following table sets forth the information concerning the estimated use of proceeds from the sale of the Notes. The Company has assumed, in estimating its use of proceeds, that no current holders of its promissory notes will accept its recision offer, and that the Company will sell $500,000 in additional amounts of Notes pursuant to this Notes Offering. The Company's assumptions may or may not be correct. The amounts set forth below are estimates and may vary from the actual amount available to the Company and from actual expenditures.

AMOUNT OF ADDITIONAL FUNDS AVAILABLE
FROM THIS NOTE OFFERING
-----------------------

180-day Notes                                               $1,000,000

USE OF ADDITIONAL FUNDS
-----------------------

Cash portion for
planned purchase of vermiculite mine                        $  500,000

Working capital                                             $  500,000

                      CONFIDENTIAL PURCHASER QUESTIONNAIRE
                                       AND
                             SUBSCRIPTION AGREEMENT

                      CONFIDENTIAL PURCHASER QUESTIONNAIRE


                         STANSBURY HOLDINGS CORPORATION
                                 (THE "COMPANY")

         The purpose of this Questionnaire is to determine whether you meet the standards determined by the Company for the purchase of Notes. Your answers will, at all times, be kept strictly confidential. However, each person who subscribes to purchase Notes from the Company hereby agrees that the Company may present this Questionnaire to such parties as it deems appropriate to establish the availability under any federal or state securities laws of an exemption from registration of the private placement of the Notes. The Company will rely on the accuracy of your responses to the following questions. You are reminded that you have indemnified the Company against loss in the event any of your responses contain material misrepresentations or omissions of material information.

         Please complete the Questionnaire as thoroughly as possible and sign, date and return one copy to the Company. Questions applicable only to individuals should be omitted by entity investors.

1.       Name:__________________________________________________________________

         Age or date of formation:______________________________________________

         Number of dependents:__________________________________________________

         State where registered to vote:________________________________________

         State of issuance of driver's license:_________________________________

         Citizenship or jurisdiction of formation:______________________________

2.       Home Address and Telephone Number:

         _______________________________________________________________________

         _______________________________________________________________________


3.       Business Address and Telephone Number:_________________________________

         _______________________________________________________________________

4. Describe your current employment, including the company by which you are employed, and its principal business and your job responsibilities and functions.

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________


5. Describe your principal employment or business activities during the last five years.

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

6. If an individual investor, is your NET WORTH, including homes, home furnishings and automobiles, but excluding all current debts and obligations to pay money, in excess of $1,000,000. Yes_____ No_____ If an entity investor, are your total assets in excess of $5,000,000. Yes_____ No_____

7. If you are an individual investor, does your individual income or your and income with your spouse for 1997 and 1998 and the income which you reasonably expect for 1999 satisfy the levels below:

                                    INCOME              INCOME WITH SPOUSE
                                    ------              ------------------

                  1997              $200,000            $300,000
                  1998              $200,000            $300,000
                  1999              $200,000            $300,000

         Either my income or my income with my spouse satisfies the above levels. Yes_____ No_____ .

8. If an individual investor, do you expect your current level of income to significantly decrease in the foreseeable future? Yes No .

9. Do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you? Yes_____ No_____

10. If the investor is a corporation, partnership, association, trust or unincorporated organization, the undersigned represents that it has not been formed for the specific purpose of making the investment contemplated herein.

11. If the investor is a partnership, association or unincorporated organization that has been in existence for less than one year, supply the following information:

         (a)      Date organized:_______________________________________________

         (b)      Number of partners:___________________________________________

         (c)      Purpose of organization:______________________________________

         (d)      Types of prior Investment:____________________________________

REPRESENTATIONS AND WARRANTIES:

         I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to the Company as follows:

                  (i) The answer to the above questions are complete and correct and may be relied upon by the Company in determining whether the Offering in which I propose to participate is exempt from registration under federal and state securities laws;

                  (ii) I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by me of an interest in the Company; and

                  (iii) I am able to bear the economic risk of the investment for an indefinite period of time and, at the present time, could afford a complete loss of such investment.

         IN WITNESS WHEREOF, I have executed this Confidential Purchaser Questionnaire this ______ day of __________________, 1999.

INDIVIDUAL:

____________________________________
Subscriber's Name

____________________________________
Subscriber's Signature (*)

____________________________________
*If investment is taken in joint names, both must sign.

ENTITY:

____________________________________
Name of Entity


By:_________________________________

Its:________________________________

                             SUBSCRIPTION AGREEMENT

TO:      The Board of Directors
         Stansbury Holdings Corporation (the "Company")

GENTLEMEN:

         1. SUBSCRIPTION. The undersigned hereby irrevocably subscribes for and agrees to purchase the principal amount of promissory notes (the "Notes") of Stansbury Holdings Corporation (the "Company") set forth on the Signature Page attached hereto, and described in the Note Offering Memorandum dated May 15, 1999 (the "Memorandum").

         2.       PAYMENT.

                  (a) The undersigned agrees to pay a sum equal to the face value of the Notes and is delivering herewith either canceled promissory notes of the Company in like amount or a check in the principal amount of the Note payable to the order of the Company or has wire transferred such funds; and

                  (b) The undersigned understands that if the undersigned's subscription is rejected for any reason, all documents will be returned promptly along with the undersigned's funds without interest and without any deductions.

         3. REPRESENTATIONS AND WARRANTIES. By executing this Subscription Agreement, the undersigned further:

                  (a) acknowledges that the undersigned has received and carefully read the Memorandum is familiar with and understands the Memorandum, and has based his or her decision to invest on the information contained in the Memorandum, and has not been furnished with any other offering literature or prospectus which is inconsistent or contradictory in any material way with the Memorandum;

                  (b) represents and warrants that he or she is acquiring the Notes and associated common stock for his or her own account for investment purposes and not with a view to resale or distribution and that he or she will not sell or otherwise transfer the Notes or associated common stock except in accordance with restrictions on transfer contained in the Memorandum;

                  (c) represents and warrants that he or she has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

                  (d) represents and warrants that he or she is able to bear the economic risk of losing his or her entire investment in the Notes;

                  (e) represents and warrants that his or her investment in the Notes is suitable for him or her and that his or her overall commitment to investments which are not readily marketable is not disproportionate to his or her net worth, and his or her investment in the Notes will not cause such overall commitment to become excessive;

                  (f) represents and warrants that if an individual, (i) he or she is at least 21 years of age, (ii) he or she is a citizen of the United States, (iii) he or she has adequate means of providing for his or her current needs and personal contingencies, (iv) he or she has no need for liquidity in an investment in the Notes, (v) he or she maintains his or her domicile and is not a transient or temporary resident at the address shown below, (vi) all of his or her investments in and commitments to non-marketable securities and similar investments are, and after his or her purchase of the Notes will be, reasonable in relation to the undersigned's net worth and current needs, and (vii) the personal financial information provided by the undersigned accurately reflects his or her financial condition with respect to which he or she does not anticipate any material adverse changes;

                  (g) understands that the Company shall have the right, in its sole discretion, to accept or reject this subscription, in whole or in part, at any time prior to acceptance, or to allocate to him or her less than the principal amount of Notes he or she has subscribed for; the Company will notify him or her whether this subscription is accepted or rejected; in the event this subscription is rejected, any payment will be returned without interest or charge and all of the undersigned's obligations hereunder shall terminate;

                  (h) understands that the Notes and associated common stock have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and, as the result thereof, are subject to substantial restrictions on transfer, which restrictions are described in the Memorandum, and that the offering and sale of the Notes and associated common stock are exempt from registration under the 1933 Act by virtue of Section 3(b) of the 1933 Act and Regulation D promulgated thereunder;

                  (i) agrees and understands that he or she will not sell or otherwise transfer any Notes or associated common stock or any interest therein unless the Notes or associated common stock (as applicable) are registered under the Securities Act of 1933, as amended and any other applicable federal or state securities laws or the undersigned obtains an opinion of counsel which is satisfactory to the Company (both as to the issuer of the opinion and the form and substance thereof) that the Notes or associated common stock (as applicable) may be transferred in reliance on an applicable exemption from such registration requirements;

                  (j) understands that (i) the Company has no obligation to register the Notes or associated common stock for resale under any federal or state securities laws or to take any action which would make available any exemption from the registration requirements of such laws, and (ii) the undersigned therefore may be precluded from selling or otherwise transferring or disposing the Notes or associated common stock or any portion thereof for an indefinite period of time or at any particular time and may therefore have to bear the economic risk of investment in the Notes for an indefinite period of time;

                  (k) agrees that if and to the extent required by an underwriter of the Company's shares in an initial public offering, the undersigned will execute a "lock-up" agreement regarding some or all of his or her common stock thereby agreeing not to sell such shares for a period of time after completion of the public offering whether or not such shares are included in the public offering;

                  (l) understands that no federal or state agency has approved or disapproved the Notes or associated common stock, passed upon or endorsed the merits of the Offering thereof, or made any finding or determination as to the fairness of the Notes for investment;

                  (m) acknowledges that all material documents, records, and books pertaining to this investment have on request been made available to him or her and his or her advisers and that he or she has had the opportunity to ask questions of, and receive answers from, an officer of the Company concerning the Company and this Offering;

                  (n) acknowledges that if he or she is purchasing the Notes subscribed for hereby in a fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person or persons for whom he or she is so purchasing;

                  (o) acknowledges that the Company has made available to him or her the opportunity to ask questions of, and receive answers regarding the Company's proposed business operations and this Offering to the extent it possesses such information, or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information given to him or her;

                  (p) ACKNOWLEDGES THAT HE OR SHE UNDERSTANDS THAT IF HE OR SHE IS A FLORIDA RESIDENT, PURSUANT TO SECTION 517.06l(11)l(a)(5) OF THE FLORIDA STATUTES, WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, FLORIDA INVESTORS HAVE A THREE DAY RIGHT OF RESCISSION; IF A FLORIDA RESIDENT HAS EXECUTED A SUBSCRIPTION AGREEMENT, HE OR SHE MAY ELECT, WITHIN THREE BUSINESS DAYS AFTER SIGNING THE SUBSCRIPTION AGREEMENT, TO WITHDRAW FROM THE SUBSCRIPTION AGREEMENT AND TO RECEIVE A FULL REFUND AND RETURN (WITHOUT INTEREST) OF ANY MONEY PAID BY HIM OR HER; TO ACCOMPLISH SUCH WITHDRAWAL, A FLORIDA RESIDENT NEED ONLY SEND A LETTER TO THE COMPANY AT THE ADDRESS SET FORTH IN THE MEMORANDUM INDICATING HIS OR HER INTENTION TO WITHDRAW; SUCH LETTER MUST BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY; IF A FLORIDA RESIDENT SENDS A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO INSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME AND DATE WHEN IT IS MAILED;

                  (q) understands that the Notes and associated common stock are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company and the principals and controlling persons thereof are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire Notes;

                  (r) if the investor is a trust, 401(k) plan, IRA, or qualified retirement plan, the undersigned is the person with authority to make investment decisions for such entity; and

                  (s) represents and warrants that the information set forth herein concerning the undersigned is complete, true and correct.

         4. ACKNOWLEDGMENT AND UNDERSTANDING. The undersigned acknowledges that he or she understands the meaning of the representations made by him or her in this Subscription Agreement, and that such information must be true and correct inasmuch as the Company is relying upon the accuracy of such information. The undersigned hereby agrees to indemnify and hold the Company harmless from and against any and all loss, costs, expenses, judgments, damages and liabilities (including, without limitation, court costs and attorneys' fees) arising out of any material omission or misrepresentation or breach of warranty or agreement under this Subscription Agreement, any purchaser questionnaire submitted by the undersigned, or in connection with the sale or distribution by the undersigned of the Notes and associated common stock in violation of the 1933 Act or other applicable laws.

         5. SURVIVAL. The representations and warranties shall survive execution and delivery of this Subscription Agreement and the undersigned's investment on the Company.

         6. GOVERNING LAW. This agreement shall be governed by, interpreted under, and construed in accordance with, the internal laws of the State of Florida applicable to agreements made and to be performed within the State of Florida without regard to the principles of conflicts-of-law thereof.

         7. GENDER. References in this Subscription Agreement to male or female genders shall apply to the neuter gender if the subscriber is an entity unless the context clearly indicates otherwise.

Exact name in which the note and stock certificate should be issued:

____________________________

Principal amount of Note
Subscribed for:                                        INDIVIDUAL:
$_____________                                         _________________________

__________________________             I am enclosing existing Company
Subscriber's Name                      promissory notes in the principal amount
(Please Print)                         of:
                                       $_____________
__________________________
Subscriber's Signature (*)             I am enclosing a check in the amount of
                                       $_____________

__________________________             _____________________________
                                       Social Security Number
                                       _____________________________
                                                Date

                                       _____________________________
                                                Date




*If investment is taken in joint names, both must sign.

ENTITY:

__________________________
Name of Entity

By:_______________________
Its:______________________




__________________________
Federal Employer
Identification Number



__________________________
Date


                                    EXHIBITS

The Company's Proxy Materials, including its Annual Report on Form 10-KSB for the year ended December 31, 1998

The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31,
1999

The form of the 90-day Note

The form of the 180-day Note

The form of the 5-year Note